OTHER ASSETS	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
OTHER ASSETS	OTHER ASSETS

The Company has resale agreements with customers, among which some contracts consist on billing customers and receiving invoices from suppliers based on a billing schedule established in the subscription and other resales contracts. Therefore, the outstanding balance of other assets includes the right to consideration related to subscriptions and other resales that have not yet been invoiced by the Company, and trade payables includes the accrual of expenses for the cost that has not yet been invoiced by the suppliers.

The outstanding balance of other assets as of December 31, 2025 and 2024 is as follows:

	As of December 31,
	2025	2024
Current
Unbilled Subscriptions	11,598	11,431
Other resales contracts	23,519	8,989
TOTAL	35,117	20,420

Non current
Unbilled Subscriptions	4,424	4,750
TOTAL	4,424	4,750